Exhibit 10.5

INTELLECTUAL PROPERTY CROSS-LICENSE AGREEMENT

This INTELLECTUAL PROPERTY CROSS-LICENSE AGREEMENT (this “Agreement”), dated as of July 8, 2024 is made between MANNKIND CORPORATION, a Delaware corporation company (“MannKind”) and PULMATRIX, INC., a Delaware corporation (“Pulmatrix”). MannKind and Pulmatrix are each referred to individually as a “Party” and collectively as the “Parties”.

WHEREAS, MannKind owns or has valid rights in certain intellectual property and technology (the “MannKind Technology”) relating to its “Cricket” single-use disposable dry powder inhaler (including any modifications or improvements thereto made by or on behalf of MannKind, the “Cricket Device”);

WHEREAS, Pulmatrix has developed an inhaled formulation of dihydroergotamine (“DHE”) for the treatment of acute migraine known as PUR3100 (“PUR3100”);

WHEREAS, Pulmatrix owns certain intellectual property and technology for its dry powder delivery technology, iSPERSE (inhaled Small Particles Easily Respirable and Emitted), which enables delivery of small or large molecule drugs to the lungs by inhalation for local or systemic applications (including any modifications or improvements thereto made by or on behalf of Pulmatrix, “iSPERSE”);

WHEREAS, the parties wish to enter into a technology exchange as set forth herein;

WHEREAS, MannKind desires to grant Pulmatrix the exclusive right to develop, use, manufacture, market, offer and sell the Cricket Device for the inhaled delivery of DHE in any formulation whatsoever, including PUR31000;

WHEREAS, MannKind desires to grant Pulmatrix a non-exclusive license to develop, use, manufacture, market, offer and sell the Cricket Device for the inhaled delivery of one more active pharmaceutical ingredients formulated with iSPERSE for the treatment of neurological disease in humans (“Neurological Disease”);

WHEREAS, Pulmatrix desires to grant to MannKind an exclusive license to develop, use, manufacture, market, offer and sell iSPERSE formulations of Clofazimine;

WHEREAS, Pulmatrix desires to grant to MannKind an exclusive license to develop, use, manufacture, market, offer and sell formulations of iSPERSE with one more active pharmaceutical ingredients for the treatment of nontuberculous mycobacteria lung disease in humans (“NTM”);

WHEREAS, Pulmatrix desires to grant to MannKind an exclusive license to develop, use, manufacture, market, offer and sell iSPERSE formulations of insulin;

WHEREAS, Pulmatrix desires to grant to MannKind a non-exclusive license to develop, use, manufacture, market, offer and sell formulations of iSPERSE with one more active pharmaceutical ingredients for the treatment of endocrine disease in humans (“Endocrine Disease”);

WHEREAS, Pulmatrix desires to grant to MannKind a non-exclusive license to develop, use, manufacture, market, offer and sell formulations of iSPERSE with one more active pharmaceutical ingredients for the treatment of interstitial lung diseases (including IPF, PPF and other related lung diseases) in humans (“ILD”);

WHEREAS, Pulmatrix has provided to MannKind certain development services related to the development of an iSPERSE formulation of Clofazimine as specified in a master services agreement dated March 1, 2024 (the “Pulmatrix Services Agreement”); and

WHEREAS, concurrent with the execution of this Agreement, the Parties are executing (i) that certain Lease Assignment and Assumption Agreement pursuant to which Pulmatrix will assign to MannKind a specified lease agreement and certain assets related thereto as specified therein (the “Lease Assignment”) and (ii) that certain Master Services Agreement pursuant to which MannKind will provide specified development services for Pulmatrix as specified therein (the “MannKind Services Agreement”).

NOW THEREFORE, in consideration of the ongoing financial and other support provided by the Parties to each other and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, MannKind and Pulmatrix hereby agree as follows:

ARTICLE 1 DEFINITIONS

In addition to terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to a Party, any Person that controls, is controlled by, or is under common control with such Party, where “control” (including, with correlative meaning, the terms “controlled by” or “under common control with”) means the possession, directly or indirectly, through one or more intermediaries, of the power to direct or cause the direction of the management or policies of a Person, whether through ownership of more than fifty percent (50%) of voting securities, controlling interests or similar arrangement.

“Change of Control” shall mean, with respect to an Entity (including a Party): (a) the sale or disposition of all or substantially all of the assets of such Entity or its direct or indirect controlling Affiliate to another Entity, other than to an Entity of which more than fifty percent (50%) of the voting capital stock are owned after such sale or disposition by shareholders of such Entity or its direct or indirect controlling Affiliate (in either case, whether directly or indirectly through any parent Entity) or (b) (i) the acquisition by another Entity, alone or together with any of its Affiliates, other than an employee benefit plan (or related trust) sponsored or maintained by such Entity or any of its Affiliates, of more than fifty percent (50%) of the outstanding shares of voting capital stock of such Entity or its direct or indirect controlling Affiliate, or (ii) the acquisition, merger or consolidation of such Entity or its direct or indirect controlling Affiliate with or into another Entity, other than, in the case of subclause (i) or (ii), an acquisition or a merger or consolidation of such Entity or its controlling Affiliate in which the holders of shares of voting capital stock of such Entity or its controlling Affiliate, as the case may be, immediately prior to such acquisition, merger or consolidation will beneficially own, directly or indirectly, at least fifty percent (50%) of the shares of voting capital stock of the acquiring Entity or the surviving corporation in such acquisition, merger or consolidation, as the case may be, immediately after such acquisition, merger or consolidation; and, in each case ((a) or (b)), whether through a single transaction or a series of related transactions but excluding any and all bona fide financing transactions.

“Control” means with respect to any material, Know-How, or intellectual property right, that a Party or its Affiliate (a) owns or (b) has a license (other than a license granted to such Party under this Agreement) to such material, Know-How, or intellectual property right and, in each case, has the ability to grant to the other Party access, a license, or a sublicense (as applicable) to the foregoing on the terms and conditions set forth in this Agreement without violating the terms of any then-existing agreement or other legally enforceable arrangement with any Third Party. In the event of a Change of Control of a Party, any Know-How, Patents, or other intellectual property rights that are owned or controlled by a Third Party that becomes an Affiliate of such Party as a result of such Change of Control will not be deemed to be Controlled by such Party or its Affiliates for purposes of this Agreement.

“Cover” means, with respect to a claim of a Patent and a product, that such claim would be infringed, absent a license, by the manufacture, use, offer for sale, sale or importation of such product (considering claims of patent applications to be issued as then pending).

“Effective Date” means the date that the “Closing” (as defined in the Lease Assignment) has occurred under the Lease Assignment and the Lease Assignment has gone into effect.

“Entity” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

“Exploit” means to make, have made, import, use, sell or offer for sale, including to research, develop, commercialize, register, manufacture, have manufactured, hold or keep (whether for disposal or otherwise), have used, export, transport, distribute, promote, market, sell, have sold, dispose of, copy, distribute, create derivative works of, publicly perform or publicly display.

“Governmental Body” means any federal, national, state, provincial, or local government, or political subdivision thereof, or any multinational organization, or any authority, agency, regulatory body, or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power, or any court or tribunal (or any department, bureau or division of any of the foregoing, or any governmental arbitrator or arbitral body).

“Know-How” means any data, results, technology, business or financial information or information of any type whatsoever, in any tangible or intangible form, including know-how, trade secrets, practices, techniques, methods, processes, designs, manuals, guidelines, inventions, developments, specifications, formulations, formulae, software, algorithms, marketing reports, expertise, technology, test data (including pharmacological, biological and chemical, biochemical, clinical test data and data resulting from non-clinical studies), CMC information, stability data and other study data and procedures.

“Licensed Technology” means the MannKind Technology and/or the Pulmatrix Technology, as the context may require.

“Licensee” means the Party receiving rights under a license grant pursuant to this Agreement. Depending on the context, Licensee may mean either or both of MannKind and Pulmatrix.

“Licensor” means the Party granting rights under a license grant pursuant to this Agreement. Depending on the context, Licensor may mean either or both of MannKind and Pulmatrix.

“MannKind Know-How” means Know-How Controlled by MannKind as of the Effective Date or during the Term that is necessary or reasonably useful to Exploit the Cricket Device.

“MannKind Patents” means all Patents Controlled by MannKind as of the Effective Date or during the Term to the extent that such Patents Cover the Cricket Device. The MannKind Patents existing as of the Effective Date are listed in Schedule 2 attached hereto.

“MannKind Regulatory Approvals” means all Regulatory Approvals owned by MannKind specifically relating to the Cricket Device.

“MannKind Technology” means the MannKind Know-How, the MannKind Patents, the MannKind Trademarks and all MannKind Regulatory Approvals.

“MannKind Trademarks” means any Trademarks used by MannKind to designate the Cricket Device. For clarity, MannKind Trademarks does not include any Trademarks used to designate MannKind’s or any of its Affiliates’ corporate name(s).

“Patent Owner” means, with respect to each Patent within the Licensed Technology, the Party that Controls such Patent. In the event any Patent is owned by both MannKind and Pulmatrix, then for purposes of this Agreement MannKind shall be deemed the Patent Owner of such Patent.

“Product” means, (a) with respect to a product Exploited by MannKind, any pharmaceutical product or medical device that incorporates any Pulmatrix Technology whether alone or in combination with any other active ingredient and (b) with respect to a product Exploited by Pulmatrix, any pharmaceutical product or medical device that incorporates any MannKind Technology whether alone or in combination with any other active ingredient.

“Prosecute and Maintain” means with regard to a Patent, the preparing, filing, prosecuting and maintenance of such Patent, as well as handling re-examinations and reissues with respect to such Patent, together with the conduct of interferences, the defense of oppositions and other similar proceedings with respect to the particular Patent. For clarification, Prosecute and Maintain does not include any other enforcement actions taken with respect to a Patent.

“Pulmatrix Know-How” means Know-How Controlled by Pulmatrix as of the Effective Date or during the Term that is necessary or reasonably useful to Exploit iSPERSE.

“Pulmatrix Patents” means all Patents Controlled by Pulmatrix as of the Effective Date or during the Term that Cover iSPERSE. The Pulmatrix Patents existing as of the Effective Date are listed in Schedule 1 attached hereto.

“Pulmatrix Regulatory Approvals” means all Regulatory Approvals owned by Pulmatrix specifically relating to iSPERSE.

“Pulmatrix Technology” means the Pulmatrix Know-How, the Pulmatrix Patents, the Pulmatrix Trademarks and all Pulmatrix Regulatory Approvals.

“Pulmatrix Trademarks” means any Trademark used by Pulmatrix to designate iSPERSE. For clarity, Pulmatrix Trademarks does not include any Trademarks used to designate Pulmatrix’s or any of its Affiliates’ corporate name(s).

“Regulatory Approvals” means the technical, medical and scientific licenses, registrations, authorizations and approvals issued by or under the jurisdiction of a Governmental Body, as necessary for the distribution, marketing, promotion, offer for sale, supply, use, import, export or sale of a pharmaceutical product or medical device in a regulatory jurisdiction.

“Third Party” means any entity other than Pulmatrix or MannKind or an Affiliate of either of them.

“Trademark” means any word, name, symbol, color, shape, designation or device or any combination thereof, including any trademark, service mark, trade name, trade dress, brand name, product configuration, domain name, logo, design or business symbol, that functions as an identifier of source, origin or membership, whether or not registered, and all statutory and common law rights therein, and all registrations and applications therefor, together with all goodwill associated with, or symbolized by, any of the foregoing.

“Valid Claim” means (a) a claim of an issued, unexpired Patent that has not been revoked, disclaimed, abandoned or held invalid or unenforceable by a court or other body of competent jurisdiction in an unappealed or unappealable decision and (b) a claim of any patent application which has not been abandoned or finally disallowed without the possibility of appeal or re-filing of the application.

ARTICLE 2 LICENSE GRANTS

Section 2.1: MannKind Exclusive License Grant to Pulmatrix.

Subject to the terms and conditions of this Agreement, MannKind hereby grants to Pulmatrix, and Pulmatrix hereby accepts, a worldwide, fully paid up, royalty-free, exclusive, sub-licensable (through multiple tiers) license to the MannKind Technology in order for Pulmatrix to Exploit the Cricket Device for the inhaled delivery of DHE in any formulation whatsoever, including PUR31000, for the treatment or prevention of any disease or condition in humans.

Section 2.2: MannKind Non-Exclusive License Grant to Pulmatrix.

Subject to the terms and conditions of this Agreement, MannKind hereby grants to Pulmatrix, and Pulmatrix hereby accepts, a worldwide, fully paid up, royalty-free, non-exclusive, sub-licensable (through multiple tiers) license to the MannKind Technology in order for Pulmatrix to Exploit the Cricket Device for the inhaled delivery of any dry powder formulation of one more active pharmaceutical ingredients formulated for the treatment or prevention of Neurological Disease.

Section 2.3: Pulmatrix Exclusive License Grants to MannKind.

(a) Subject to the terms and conditions of this Agreement, Pulmatrix hereby grants to MannKind, and MannKind hereby accepts, a worldwide, fully paid up, royalty-free, exclusive, sub-licensable (through multiple tiers) license to the Pulmatrix Technology in order for MannKind to Exploit formulations of iSPERSE formulation with Clofazimine for inhalation by humans for the treatment or prevention of infection.

(b) Subject to the terms and conditions of this Agreement, Pulmatrix hereby grants to MannKind, and MannKind hereby accepts, a worldwide, fully paid up, royalty-free, exclusive, sub-licensable (through multiple tiers) license to the Pulmatrix Technology in order for MannKind to Exploit formulations of iSPERSE with one more active pharmaceutical ingredients for inhalation for the treatment or prevention of NTM.

(c) Subject to the terms and conditions of this Agreement, Pulmatrix hereby grants to MannKind, and MannKind hereby accepts, a worldwide, fully paid up, royalty-free, exclusive, sub-licensable (through multiple tiers) license to the Pulmatrix Technology in order for MannKind to Exploit formulations of iSPERSE with insulin for inhalation by humans for the treatment or prevention of diabetes.

Section 2.4: Pulmatrix Non-Exclusive License Grants to MannKind.

(a) Subject to the terms and conditions of this Agreement, Pulmatrix hereby grants to MannKind, and MannKind hereby accepts, a worldwide, fully paid up, royalty-free, non-exclusive, sub-licensable (through multiple tiers) license to the Pulmatrix Technology in order for MannKind to Exploit formulations of iSPERSE with one or more active pharmaceutical ingredients for inhalation for the treatment or prevention of Endocrine Disease.

(b) Subject to the terms and conditions of this Agreement, Pulmatrix hereby grants to MannKind, and MannKind hereby accepts, a worldwide, fully paid up, royalty-free, non-exclusive, sub-licensable (through multiple tiers) license to the Pulmatrix Technology in order for MannKind to Exploit formulations of iSPERSE with one or more active pharmaceutical ingredients for inhalation for the treatment or prevention of ILD.

Section 2.5: No Implied Licenses; Negative Covenant.

Except as otherwise specifically set forth herein, only the licenses granted pursuant to the express terms of this Agreement shall be of any legal force and effect. No license or other intellectual property rights shall be created by implication in any Patents, technology and/or proprietary information owned by a Party, even if such Patents, technology, or proprietary information is necessary to exploit the Licensed Technology. Neither Party shall, and neither Party shall permit any of its Affiliates or sublicensees to, practice any Licensed Technology licensed to it by the other Party outside the scope of the licenses granted to it under this Agreement.

Section 2.6: Scope

(a) For the avoidance of doubt, the foregoing licenses set forth in this Article 2 are royalty free and not limited by territory.

(b) The licenses set forth in this Article 2 to Pulmatrix do not include the right for Pulmatrix to manufacture or have manufactured the Cricket Device.

(c) The licenses set forth in this Article 2 to Pulmatrix do not include rights to any Know-How, Patents or other rights covering any active ingredient, formulation technology or other proprietary product other than the Cricket Device itself.

(d) The licenses set forth in this Article 2 shall not include rights to any Know-How, Patents or other intellectual property rights in-licensed or acquired by Licensor from a Third Party after the Effective Date unless the applicable Licensee agrees in writing (i) to be bound by the terms and conditions of any applicable Third Party agreement granting Licensor Control of such Know-How, Patents or other intellectual property rights and (ii) to pay all payments owed to such Third Party that are attributable to Licensee’s use of such Know-How, Patents or other intellectual property rights under this Agreement.

Section 2.7 Sublicenses.

Subject to the terms and conditions of this Agreement, each Party may grant sublicenses through multiple tiers, under any or all of the rights granted in Section 2.1, Section 2.2, Section 2.3 and Section 2.4, as applicable, to its Affiliates and to Third Parties (each such Affiliate or Third Party, a “Sublicensee” and each such agreement, a “Sublicense”). Each Sublicense shall be consistent with the terms and conditions of this Agreement applicable to the scope of the sublicense granted to such Sublicensee. Each Party shall promptly notify the other Party in writing of any Sublicense granted to a Third Party (other than non-exclusive Sublicenses granted to Third Party service providers or vendors providing services on such Party’s behalf) and shall provide the other Party with a copy of such Sublicense; provided, that such Party may redact any confidential or financial information contained therein that is unnecessary for the other Party to confirm compliance with this Agreement.

Section 2.8 Trademarks.

(a) MannKind Trademarks. The licenses set forth in this Article 2 to Pulmatrix include the right for Pulmatrix to use the MannKind Trademarks solely in connection with the Exploitation of Products within the scope of the licenses granted to Pulmatrix under this Article 2. Pulmatrix shall, and shall ensure that its Affiliates and Sublicensees will not, adapt or make any use of any Trademark that is confusingly similar to any MannKind Trademark or any Trademark that MannKind or its Affiliates use to designate its corporate name. All use of the MannKind Trademarks shall be consistent with the MannKind Trademark style and usage provisions as identified by MannKind to Pulmatrix in writing. All goodwill generated from the use of the MannKind Trademarks shall inure to the benefit of and is hereby assigned to MannKind. MannKind shall have the sole right to prosecute, enforce and defend the MannKind Trademarks.

(b) Pulmatrix Trademarks. The licenses set forth in this Article 2 to MannKind include the right for MannKind to use the Pulmatrix Trademarks solely in connection with the Exploitation of Products within the scope of the licenses granted to MannKind under this Article 2. MannKind shall, and shall ensure that its Affiliates and Sublicensees will not, adapt or make any use of any Trademark that is confusingly similar to any Pulmatrix Trademark or any Trademark that Pulmatrix or its Affiliates use to designate its corporate name. All use of the Pulmatrix Trademarks shall be consistent with the Pulmatrix Trademark style and usage provisions as identified by Pulmatrix to MannKind in writing. All goodwill generated from the use of the Pulmatrix Trademarks shall inure to the benefit of and is hereby assigned to Pulmatrix. Pulmatrix shall have the sole right to prosecute, enforce and defend the Pulmatrix Trademarks.

Section 2.9 Technology Transfer.

(a) Transfer to MannKind. Within thirty (30) days after the Effective Date, Pulmatrix shall provide MannKind with the Pulmatrix Know-How and all regulatory materials (including Regulatory Approvals) specifically relating to iSPERSE. On an ongoing basis thereafter, at the reasonable request of MannKind, Pulmatrix shall provide MannKind with copies of any Pulmatrix Know-How generated since the last such transfer under this Section 2.8.

(b) Transfer to Pulmatrix. Within thirty (30) days after the Effective Date, MannKind shall provide Pulmatrix with the MannKind Know-How and all regulatory materials (including Regulatory Approvals) specifically relating to the Cricket Device. On an ongoing basis thereafter, at the reasonable request of Pulmatrix, MannKind shall provide Pulmatrix with copies of any MannKind Know-How generated since the last such transfer under this Section 2.8.

ARTICLE 3 PATENT PROSECUTION AND MAINTENANCE; PATENT ENFORCEMENT

Section 3.1: Patent Prosecution and Maintenance.

Each Party, as Patent Owner, shall have the first right to Prosecute and Maintain any and all Patents Controlled by such Party that are included in such Party’s Licensed Technology, at its own cost. If a Patent Owner decides not to: (i) prosecute certain patent applications within the Licensed Technology to issuance or (ii) maintain any United States or foreign issued Patent within the Licensed Technology, the Patent Owner shall timely notify the Licensee of such Patent in writing thereof and solely to the extent the Patent Owner owns such Patent, upon written request by the Licensee, the Parties shall cooperate to transfer the ownership of such Patent to the Licensee, provided, that the Patent Owner shall retain a worldwide, irrevocable, perpetual, fully paid up, royalty-free, exclusive, transferable, sublicensable (through multiple tiers) license to and under the transferred Patent in any field of use. The preceding sentence shall not apply to any patent applications within the Licensed Technology that will be abandoned for the pursuit of a utility application in the case of a provisional application, a divisional or continuation application in the case of any utility application, any national stage applications in the case of a Patent Cooperation Treaty (PCT) application, or countries not validated in the case of a European or other regional patent application. Before any Party makes a filing or extension on any Patent included in such Party’s Licensed Technology, the Patent Owner shall consider in good faith any reasonable comments thereto provided by the other Party in connection with the prosecution of such Patents. Pulmatrix shall promptly provide MannKind with copies of all material communications from any patent authority regarding the Pulmatrix Patents, and shall provide MannKind, for its review and comment, with drafts of any material filings or responses to be made to such patent authorities in a reasonable amount of time in advance of submitting such filings or responses.

Section 3.2: Infringement Procedures.

During the term of this Agreement, each Party shall promptly inform the other of any suspected infringement, misuse, misappropriation, theft or breach of confidence of other proprietary rights in the Licensed Technology by a Third Party in the other Party’s exclusive field of use as provided in Article 2 (collectively “Third Party Activities”), and with respect to such activities as are suspected. MannKind shall have the sole right, but not the obligation, to institute an action or proceeding against Third Party Activities related to the MannKind Patents and to defend any declaratory judgment action relating to the MannKind Patents. For Third Party Activities involving the Pulmatrix Patents in MannKind’s exclusive field of use as provided in Article 2, MannKind shall have the sole right, but not the obligation, to institute an action or proceeding against Third Party Activities and defend any declaratory judgment action relating thereto and Pulmatrix shall have the right, but not the obligation, to join any such suit, legal action or proceeding that is initiated by MannKind with respect to the Pulmatrix Patents, at MannKind’s cost. Pulmatrix shall, where necessary, furnish a power of attorney solely for such purpose, or be named as a necessary party, to such action, at MannKind’s cost. Pulmatrix will reasonably cooperate with MannKind in such action. In addition, notwithstanding anything to the contrary contained herein, if Pulmatrix cooperates in such action, such cooperation shall be at MannKind’s sole expense. All recoveries, whether by judgment, award, decree or settlement, from infringement or misuse of Licensed Technology under this Section 3.2 shall be apportioned as follows: (a) MannKind shall recover an amount equal the costs and expenses incurred by MannKind directly related to the prosecution of such action or proceeding and Pulmatrix shall recover any unreimbursed costs and expenses incurred by Pulmatrix, if any, directly related to its cooperation in the prosecution of such action or proceeding (which amounts shall be allocated pro rata if insufficient to cover the totality of such costs and expenses) and (b) the remainder shall be allocated to the Party bringing the action.

Section 3.3: Consent to Settle.

A settlement, consent judgment or other voluntary final disposition of an action covered by an action covered by Section 3.2 may be entered into by the party instituting such action without the consent of the non-enforcing Party; provided, however, that any such settlement, consent judgment or other disposition shall not, without the prior written consent of the non-enforcing Party, (a) impose any liability or obligation on the non-enforcing Party or any of its Affiliates, or (b) admit the invalidity or unenforceability of, or otherwise impair or materially adversely affect the scope of, any Patent owned or controlled by the non-enforcing Party, such consent to not be unreasonably withheld, conditioned or delayed.

Section 3.4: Defense of Infringement Claims.

If any Third Party asserts a claim, demand, action, suit or proceeding against a Licensee (or any of its sublicensees), alleging that the use or practice of the Licensed Technology, infringes, misappropriates or violates the intellectual property rights of any Person (any such claim, demand, action, suit or proceeding being referred to as an “Infringement Claim”), the Licensee shall promptly notify the Patent Owner in writing specifying the facts, to the extent known, in reasonable detail. In the case of any such Infringement Claim, the Licensee shall assume control of the defense and shall have the exclusive right to settle any Infringement Claim against the Licensee without the consent of the Patent Owner; provided, however, if such settlement requires any payment from the Patent Owner, imposes any obligation or liability on the Patent Owner or decreases the Patent Owner’s rights or interests under this Agreement, the Licensee shall be required to obtain the Patent Owner’s consent, which consent will not be unreasonably withheld.

ARTICLE 4 TERM; TERMINATION

Section 4.1: Term. This Agreement shall commence upon the Effective Date and, unless earlier terminated pursuant to this Article 4, shall expire, on a country-by-country basis, on the date of expiration of the last Valid Claim of the Patents in the Licensed Technology. Upon the expiration of the Term for a particular country, the licenses granted under Section 2.1 with respect to such country shall become perpetual and irrevocable. If the Effective Date has not occurred by July 31, 2024, then this Agreement shall be void ab initio as if it was never executed by the parties.

Section 4.2: Termination for Breach. If either Party believes that the other is in breach of its material obligations hereunder, then the non-breaching Party may deliver notice of such breach to the other Party. For all breaches other than a failure to make a payment as set forth in this Agreement, the allegedly breaching Party shall have sixty (60) days from such notice to dispute or cure such breach. If the Party receiving notice of breach fails to cure, or fails to dispute, that breach within the applicable period set forth above, then the Party originally delivering the notice of breach may terminate this Agreement effective on written notice of termination to the other Party.

Section 4.3: Termination for Bankruptcy. Either Party may terminate this Agreement in its entirety upon written notice to the other Party in the event that (a) a case is commenced by or against such other Party under applicable bankruptcy, insolvency or similar laws, which case, if commenced against (not by) such other Party, is not dismissed within ninety (90) days of the commencement thereof, (b) such other Party files for bankruptcy, reorganization, liquidation, receivership or similar proceedings, (c) such other Party assigns all or a substantial portion of its assets for the benefit of creditors, (d) a receiver or custodian is appointed for such other Party’s business, (e) a substantial portion of such other Party’s business is subject to attachment or similar process or (f) anything analogous to any of the events described in the foregoing clauses (a) through (f) occurs under the laws of any applicable jurisdiction.

Section 4.4: Effects of Termination.

(a) Termination by MannKind. Upon termination of this Agreement by MannKind pursuant to Section 4.2 or Section 4.3: (i) all rights and licenses granted by MannKind to Pulmatrix under this Agreement shall terminate and revert to MannKind, (ii) all rights and licenses granted by Pulmatrix to MannKind under this Agreement shall survive and become perpetual and irrevocable, and (iii) at the request of MannKind, Pulmatrix shall return, or at the election of MannKind, destroy, and thereafter provide MannKind with written certification evidencing such destruction, all data, files, records and other materials in its or its Affiliates’ or Sublicensees’, possession or control containing or comprising MannKind’s Confidential Information; provided, that Pulmatrix shall be entitled to retain one (1) copy MannKind’s Confidential Information solely for litigation or archival purposes and Pulmatrix shall not be required to delete any of MannKind’s Confidential Information that is stored automatically, such as through server backup processes.

(b) Termination by Pulmatrix. Upon termination of this Agreement by Pulmatrix pursuant to Section 4.2 or Section 4.3: (i) all rights and licenses granted by Pulmatrix to MannKind under this Agreement shall terminate and revert to Pulmatrix, (ii) all rights and licenses granted by MannKind to Pulmatrix under this Agreement shall survive and become perpetual and irrevocable, and (iii) at the request of Pulmatrix, MannKind shall return, or at the election of Pulmatrix, destroy, and thereafter provide Pulmatrix with written certification evidencing such destruction, all data, files, records and other materials in its or its Affiliates’ or Sublicensees’, possession or control containing or comprising Pulmatrix’s Confidential Information; provided, that MannKind shall be entitled to retain one (1) copy Pulmatrix’s Confidential Information solely for litigation or archival purposes and MannKind shall not be required to delete any of Pulmatrix’s Confidential Information that is stored automatically, such as through server backup processes.

ARTICLE 5 INDEMNIFICATION

Section 5.1: Pulmatrix Indemnity.

Pulmatrix shall indemnify, defend, and hold harmless MannKind and its Affiliates and their respective officers, shareholders, members, managers, directors, employees, personnel and agents (the “MannKind Indemnitees”) from and against all damages or other amounts payable to a Third Party claimant (including liabilities, costs, expenses, reasonable attorneys’ fees, damages and losses resulting from the foregoing) (collectively, “Losses”) resulting from any claims, actions, causes of action or demands, brought by or on behalf of a Third Party (collectively, “Claims”) arising out of or in connection with: (a) any breach of any of Pulmatrix’s representations, warranties, covenants, and obligations under this Agreement, (b) any violation of applicable law by Pulmatrix, its Affiliates or its sublicensees; (c) infringement of intellectual property rights of a Third Party arising from Pulmatrix’s use of the MannKind Technology; (d) the development, commercialization, marketing or sale of any Product by Pulmatrix, its Affiliates and Sublicensees, and (e) Pulmatrix’s, its Affiliates’ or its Sublicensees’ gross negligence, willful misconduct or fraudulent conduct. Pulmatrix shall not be responsible to, nor shall it indemnify, defend or hold harmless MannKind for any Claims to the extent arising from any negligent act or omission or willful misconduct of any MannKind Indemnitee or a Claim for which MannKind would be required to indemnify Pulmatrix under this Agreement. This Section 5.1 shall survive any termination or expiration of this Agreement.

Section 5.2: MannKind Indemnity.

MannKind shall indemnify, defend, and hold harmless Pulmatrix and its Affiliates and their respective officers, shareholders, members, managers, directors, employees, personnel and agents (the “Pulmatrix Indemnitees”) from and against all Losses resulting from any Third Party Claims arising out of or in connection with: (a) any breach of any of MannKind’s representations, warranties, covenants, and obligations under this Agreement, (b) any violation of applicable law by MannKind, its Affiliates or its sublicensees; (c) any Third Party claim of infringement of intellectual property rights of such Third Party arising from MannKind’s use of the Pulmatrix Technology; (d) the development, commercialization, marketing or sale of any Product by or on behalf of MannKind, its Affiliates or Sublicensees; and (e) MannKind’s, its Affiliates or its Sublicensees gross negligence, willful misconduct or fraudulent conduct. MannKind shall not be responsible to, nor shall it indemnify, defend or hold harmless Pulmatrix for any Claims to the extent arising from any negligent act or omission or willful misconduct of any Pulmatrix Indemnitee or a Claim for which Pulmatrix would be required to indemnify MannKind under this Agreement. This Section 5.2 shall survive any termination or expiration of this Agreement.

Section 5.3: Procedure.

The indemnified Party shall promptly notify the indemnifying Party in writing of any Claim for which it believes it is entitled to indemnification hereunder. Failure or delay in providing such notice shall not relieve the indemnifying Party of its indemnification obligations, except to the extent the indemnifying Party demonstrates that the defense or settlement of the Claim has been prejudiced thereby. Subject to the provisions below in this Section 5.3, the indemnifying Party shall have the right to control the defense and settlement of any Claim, or may at any time tender control of the defense or settlement of such Claim to the indemnified Party. The indemnified Party may, at its own cost, elect to participate in the defense or settlement of any Claim with counsel of its choice. No compromise or settlement may be committed to by the indemnifying Party without the indemnified Party’s prior written approval (which shall not be unreasonably withheld, conditioned or delayed).

ARTICLE 6 LIMITATION OF LIABILITY

Section 6.1: WAIVER OF CONSEQUENTIAL DAMAGES.

EXCEPT FOR BREACHES OF ARTICLE 7, IN NO EVENT SHALL EITHER PARTY, ITS DIRECT OR INDIRECT SUBSIDIARIES, AFFILIATES, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR REPRESENTATIVES BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES OF ANY KIND, NOR FOR ANY LOST PROFITS OR REVENUES, IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, EXCEPT TO THE EXTENT THAT A PARTY IS LIABLE TO A THIRD PARTY FOR THE SAME IN CONNECTION WITH A CLAIM FOR WHICH SUCH PARTY IS ENTITLED TO INDEMNIFICATION UNDER ARTICLE 5.

Section 6.2: LIMITATION OF LIABILITY.

EXCEPT FOR BREACHES OF ARTICLE 7 OR DAMAGES AVAILABLE TO A THIRD PARTY IN CONNECTION WITH A CLAIM FOR WHICH SUCH PARTY IS ENTITLED TO INDEMNIFICATION UNDER ARTICLE 5, THE MAXIMUM AGGREGATE LIABILITY OF EITHER PARTY TO THE OTHER, FOR ANY REASON AND UPON ANY CAUSE OF ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LIMITED TO AN AMOUNT NOT TO EXCEED $1,000,000, EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR SUCH DAMAGES ARE REASONABLY FORESEEABLE. THE FOREGOING LIMITATIONS SHALL APPLY REGARDLESS OF THE CAUSE OR FORM OF ACTION, WHETHER BASED IN CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY, WARRANTY OR OTHERWISE AND SHALL NEVER BE DEEMED TO FAIL IN THEIR ESSENTIAL PURPOSE.

Section 6.3: Insurance.

Each Party shall procure and maintain insurance, including product liability insurance, with respect to its activities hereunder that is consistent with normal business practices of prudent companies similarly situated at all times during which any product subject to a license granted to such Party under this Agreement is being clinically tested in human subjects or commercially distributed or sold. Each Party shall provide the other Party with evidence of such insurance upon request and shall provide the other Party with written notice at least sixty (60) days prior to the cancellation, non-renewal or material decrease in such insurance. Such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under Article 5.

ARTICLE 7 CONFIDENTIALITY

Section 7.1: Definition of Confidentiality.

For purposes of this Agreement, “Confidential Information” of a Party means any non-public information or materials belonging to, concerning or in the possession or control of such Party or its Affiliates (the “Disclosing Party”) that is furnished, disclosed or otherwise made available (directly or indirectly) to the other Party (or Persons acting on such other Party’s behalf) (the “Receiving Party”) in connection with this Agreement and which is either marked or identified as confidential or proprietary or is of a type that a reasonable person would recognize it to be confidential or proprietary.

Section 7.2: Confidentiality Obligations.

The Receiving Party shall: (a) hold the Confidential Information in strict confidence and avoid the disclosure thereof to any Third Party by using the same degree of care as it uses to avoid the unauthorized use or disclosure of its own Confidential Information of a similar nature, but not less than reasonable care; and (b) not use the Confidential Information for any purpose except as contemplated under this Agreement. Should a Party become possessed of a trade secret of a Disclosing Party under the terms of this Agreement, the Receiving Party shall not, during the term and thereafter, disclose such trade secret to a Third Party. The Receiving Party shall restrict the possession and use of Confidential Information to its employees, agents, consultants, contractors, personnel, Affiliates and Sublicensees who have a need to know and are bound by confidentiality obligations no less stringent than those contained herein. The Receiving Party may disclose Confidential Information as required by applicable law, provided the Receiving Party discloses only such information as is required by applicable law and, if permitted by applicable law, uses reasonable efforts to notify the Disclosing Party of such disclosure and provides reasonable assistance to the Disclosing Party in seeking a protective order or similar confidential treatment at Disclosing Party’s expense. The Receiving Party shall promptly notify the Disclosing Party of any facts known to the Receiving Party regarding any unauthorized disclosure or use of Confidential Information. Each Party acknowledges that its breach of the obligations set forth in this Section 7.2 may cause irreparable harm for which the other Party shall be entitled to seek injunctive or other equitable relief. All Confidential Information shall remain the exclusive property of the Disclosing Party.

Section 7.3: Limitations.

Confidential Information shall not include any information to the extent that such information: (a) was demonstrably known by the Receiving Party before disclosure by the Disclosing Party, (b) becomes generally publicly known other than through any act or omission of the receiving Party in breach of this Agreement, (c) was disclosed to the Receiving Party free of any obligation of confidentiality by a Third Party who has a legal right to make such disclosure; or (d) is independently developed by the Receiving Party by persons without access to such information.

Section 7.4: Residual Rights.

Each Party acknowledges and agrees that the other Party, its Affiliates and their respective employees and agents shall be free to use and employ their general skills, ideas, concepts, know-how and expertise, and to use, disclose, and employ any generalized ideas, concepts, know-how, methods, techniques or skills gained or learned during the course of any activities performed hereunder, subject to its obligations respecting the other Party’s Confidential Information pursuant to this Article 7. Each Party acknowledges and agrees that to the extent any former employee of one Party becomes an employee of the other Party, such employee shall be free to use Confidential Information of such Party that was its former employer within the scope of the licenses granted under this Agreement to the Party that it is current employer.

Section 7.5: Terms of the Agreement.

(a) The Parties agree that the material terms of this Agreement are the Confidential Information of both Parties, subject to the special authorized disclosure provisions set forth in this Section 7.5 or Section 7.2. In addition, a Party may disclose such terms to the extent reasonably necessary to be disclosed to any bona fide potential or actual investor, acquiror, licensee or merger partner for the sole purpose of evaluating an actual or potential investment, acquisition, license or merger; provided that in connection with such disclosure, such Party shall inform each disclosee of the confidential nature of such Confidential Information and ensure that each such disclosee is contractually obligated to treat such Confidential Information as confidential.

(b) The Parties acknowledge that either or both Parties may be obligated to file under applicable laws a copy of this Agreement with the U.S. Securities and Exchange Commission or other Governmental Body. Each Party shall be entitled to make such a required filing, provided that it requests confidential treatment of the commercial terms and sensitive technical terms hereof and thereof to the extent such confidential treatment is reasonably available to such Party. In the event of any such filing, each Party will provide the other Party with a copy of this Agreement marked to show provisions for which such Party intends to seek confidential treatment and shall reasonably consider and incorporate the other Party’s reasonable comments thereon to the extent consistent with the legal requirements, with respect to the filing Party, governing disclosure of material agreements and material information that must be publicly filed. Each Party shall have the right to repeat disclosure any information that has already been publicly disclosed by such Party in accordance with this Section 7.5 without the obligation to repeat this process under this Section 7.5, provided such information remains accurate as of such time of repeated disclosure.

ARTICLE 8 REPRESENTATIONS AND WARRANTIES AND OTHER AGREEMENTS

Section 8.1: Mutual Representations and Warranties.

Each Party represents and warrants to the other Party as of the Effective Date that such first Party has: (a) all requisite legal and corporate power to execute and deliver this Agreement; (b) taken all corporate action necessary for the authorization, execution and delivery of this Agreement; (c) no agreement or understanding with any Third Party that interferes with or will interfere with the performance of their respective obligations under this Agreement; (d) obtained and shall maintain all rights, approvals and consents necessary to perform their respective obligations under this Agreement; (e) taken all action required or necessary to make such agreements legal, valid and binding obligations upon them; and (f) it has the right to grant the licenses to the other which are granted in this Agreement and it has not granted any license, option, right or interest in, to or under its Licensed Technology to any Third Party that is inconsistent with the license granted to the other Party under this Agreement. Each Party further represents and warrants to the other Party as of the Effective Date that, to its knowledge, none of its Licensed Technology infringes on the rights of any Third Party. MannKind further represents and warrants to Pulmatrix as of the Effective Date that (x) all of the Patents and Know-How controlled by MannKind that are necessary or reasonably useful to Exploit the Cricket Device in the fields of use licensed to Pulmatrix under Article 2 are owned by MannKind and not in-licensed from a Third Party and (y) all of the Patents owned by MannKind that are necessary or reasonably useful to Exploit the Cricket Device in the fields of use licensed to Pulmatrix under Article 2 are set forth on Schedule 2. Pulmatrix further represents and warrants to MannKind as of the Effective Date that (1) all of the Patents and Know-How controlled by Pulmatrix that are necessary or reasonably useful to Exploit iSPERSE in the fields of use licensed to MannKind under Article 2 are owned by Pulmatrix and not in-licensed from a Third Party and (2) all of the Patents owned by Pulmatrix that are necessary or reasonably useful to Exploit iSPERSE in the fields of use licensed to MannKind pursuant to Article 2 are set forth on Schedule 1.

Section 8.2: Disclaimer.

NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND, WHETHER EXPRESS OR IMPLIED, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN SECTION 8.1, AND EACH PARTY EXPRESSLY DISCLAIMS ANY IMPLIED OR STATUTORY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, QUALITY, TITLE OR ANY REPRESENTATION OR WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE.

Section 8.3 Other Agreements.

(a) Regulatory Assistance.

(i) Pulmatrix shall, at MannKind’s request and expense, provide reasonable assistance with respect to regulatory matters concerning the Exploitation of iSPERSE by or on behalf of MannKind or its Sublicensees within the scope of MannKind’s licenses under this Agreement, including (x) assistance with respect to regulatory filings required to obtain or maintain Regulatory Approval for MannKind’s or its Sublicensees’ Products and (y) providing MannKind with regulatory materials in its possession or control that are necessary or reasonably useful for MannKind to obtain or maintain Regulatory Approval for MannKind’s or its Sublicensees’ Products.

(ii) MannKind shall, at Pulmatrix’s request and expense, provide reasonable assistance with respect to regulatory matters concerning the Exploitation of the Cricket Device by or on behalf of Pulmatrix or its Sublicensees within the scope of Pulmatrix’s licenses under this Agreement, including (x) assistance with respect to regulatory filings required to obtain or maintain Regulatory Approval for Pulmatrix’s or its Sublicensees’ Products and (y) providing Pulmatrix with regulatory materials in its Control that are necessary or reasonably useful for Pulmatrix to obtain or maintain Regulatory Approval for Pulmatrix’s or its Sublicensees’ Products.

(b) Remedial Actions. Each Party will notify the other Party immediately, and promptly confirm such notice in writing, if it obtains information indicating that any Product being Exploited by such Party may be subject to any recall, market withdrawal, clinical hold, or any other similar corrective or other regulatory action with respect to such Product taken by virtue of applicable law (a “Remedial Action”). The Parties will reasonably assist each other in gathering and evaluating such information as is necessary to determine the necessity of conducting a Remedial Action and preparing and maintaining corresponding documentation, as well as, if necessary, making any required submissions to the applicable Governmental Body. The Party Exploiting such Product subject to the Remedial Action shall be solely responsible for all costs and expenses associated with such Remedial Action.

(c) Regulatory Approvals. Each Party shall have the right to apply for and maintain, at its own cost and expense, all regulatory approvals of the Products being developed by such Party. Subject to Section 8.3(a), each Party shall be responsible for and have sole discretion over the preparation of all regulatory materials and all communications and interactions with the applicable regulatory authorities or other Governmental Bodies with respect to the Products being developed by such Party, both prior to and subsequent to Regulatory Approval.

(d) Manufacture and Supply.

(i) At the request of Pulmatrix, the Parties agree to promptly negotiate in good faith and enter into supply agreements for the clinical and commercial supply of the Cricket Device to Pulmatrix.

(ii) Without limiting the generality of Section 2.9, at the request of MannKind, Pulmatrix will (x) transfer to MannKind all Know-How and materials related to manufacturing using iSPERSE (including all CMC related information) as necessary or reasonably useful to enable MannKind or its Third Party contract manufacturer to manufacture using iSPERSE and (y) provide MannKind with reasonable technical assistance and support at MannKind’s reasonable cost and expense with respect to manufacturing using iSPERSE.

(e) Pulmatrix Licensed Technology Transaction Notice. If, during the Term, Pulmatrix or any of its Affiliates determines to initiate or otherwise engages in discussions with a Third Party (other than Teva Pharmaceutical Industries Ltd) regarding the assignment, transfer or sale of Pulmatrix’s or its Affiliate’s right, title and interest in and to all or substantially all of the Pulmatrix Licensed Technology, then Pulmatrix shall provide notice thereof to MannKind. At the request of MannKind after receipt of any such notice, (i) Pulmatrix will, on a non-exclusive basis (unless otherwise agreed to by the Parties), engage in good faith negotiations with MannKind regarding such potential assignment, transfer or sale and (ii) Pulmatrix will provide MannKind with a high-level summary of data, results, and other material information that is relevant to the Pulmatrix Licensed Technology.

(f) Ownership of Inventions. As between the Parties, each Party shall own all right, title and interest in and to all inventions and intellectual property rights made solely by or on behalf of its or its Affiliates’ employees, agents, or independent contractors in exercising its rights under this Agreement.

(g) Project Technology. Notwithstanding anything to the contrary under the Pulmatrix Services Agreement, Pulmatrix hereby assigns and transfers to MannKind all of its right, title and interest in and to Project Technology (as such term is defined in the Pulmatrix Services Agreement) generated by or on behalf of Pulmatrix in performance of the services under the Pulmatrix Services Agreement and Pulmatrix agrees to take, and to cause its employees, agents, and consultants to take, all further acts reasonably required to evidence such assignment and transfer to MannKind, at MannKind’s reasonable expense.

ARTICLE 9 ADDITIONAL PROVISIONS

Section 9.1: Further Assurances.

Each Party covenants and agrees to execute and deliver or cause to be executed and delivered to the other Party such instruments or further assurances as may, in the reasonable opinion of such other Party, be necessary or desirable to give effect to the provisions of this Agreement.

Section 9.2: Notices.

All notices required or permitted under this Agreement shall be in writing and delivered via overnight mail or overnight courier service, signature proof of receipt required. Notices shall be directed to the addresses set forth below and shall be deemed effective upon receipt. Either Party may change its address for notices from time to time by providing written notice to the other Party.

If to MannKind:

MannKind Corporation

Attn: General Counsel

30930 Russell Ranch Road, Suite 300

Westlake Village, CA 91362

Email: legal@mannkindcorp.com

If to Pulmatrix:

Pulmatrix, Inc.

Attn: Ted Raad, CEO

945 Concord Street

Framingham MA 01701

Email: traad@pulmatrix.com

Section 9.3: Assignment.

The Agreement shall be binding on the Parties and their successors and permitted assigns. Neither Party shall assign, transfer or delegate any of its rights, duties or obligations under this Agreement, or any part thereof, whether by operation of law or otherwise, without the prior written consent of the other Party, provided that either Party shall be entitled to assign or transfer this Agreement in connection with the sale or acquisition of all or substantially all of its business to which this Agreement relates, whether by merger, sale of stock, sale of assets or otherwise. Any assignment in violation of this paragraph shall be void ab initio.

Section 9.4: Publicity; Press Releases.

Except as permitted pursuant to Section 7.4 or as otherwise required by applicable law, (a) neither Party shall, without the prior written consent of the other Party which shall not be unreasonably withheld, issue any press releases or make any public statements concerning the existence of or activities under this Agreement and (b) the Parties will mutually agree upon the content and timing of any press release announcing the execution of this Agreement or otherwise relating to the terms of this Agreement.

Section 9.5: Modifications; Waiver.

This Agreement may be modified only pursuant to a writing executed by authorized representatives of both Parties. The Parties expressly disclaim the right to claim the enforceability of any oral modifications to this Agreement or any amendments based on course of dealing, waiver, reliance, estoppel or other similar legal theory. No delay or omission by either Party to exercise any right occurring upon any non-compliance or default of the other Party with respect to any of the terms of this Agreement shall impair any such right or be construed to be a waiver thereof.

Section 9.6: No Third Party Beneficiaries.

This Agreement is for the sole benefit of the Parties and their successors and permitted assigns and nothing herein, express or implied, shall give or be construed to give any Person other than the Parties any legal or equitable rights hereunder.

Section 9.7: Severability.

In the event any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable under applicable law, such provision shall be amended and interpreted to accomplish the objectives of such provision to the greatest extent possible under applicable law, and the remaining provisions of this Agreement shall continue in full force and effect.

Section 9.8: Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of Delaware, without reference to the principles of conflicts of law that would apply the substantive laws of another jurisdiction. Notwithstanding the foregoing, nothing herein shall prevent either Party from commencing an action for the purpose of seeking immediate injunctive relief in the appropriate jurisdiction.

Section 9.9: Survival.

Termination or expiration of this Agreement shall not affect any rights or obligations of the Parties under this Agreement that have accrued prior to the date of termination or expiration. Any provision of this Agreement that contemplates performance or observance subsequent to any expiration or termination of this Agreement, or which is otherwise necessary to interpret the respective rights and obligations of the Parties hereunder, shall survive any expiration or termination of this Agreement and continue in full force and effect, including without limitation Section 4.1 (Term), Section 4.4 (Effects of Termination), Article 5 (Indemnification), Article 6 (Limitation of Liability), Article 7 (Confidentiality), and Article 9 (Additional Provisions).

Section 9.10: Headings; Construction.

The headings of the various sections in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The Parties acknowledge and agree that any principle of construction or rule of law that provides that an agreement shall be construed against the drafter of the agreement in the event of any inconsistency or ambiguity in such agreement shall not apply to the terms and conditions of this Agreement.

Section 9.11: Entire Agreement.

This Agreement, together with the Schedules attached hereto, sets forth the entire and exclusive agreement between the Parties as to the subject matter hereof and supersedes all prior and contemporaneous understandings, negotiations and agreements, written or oral, between the Parties.

Section 9.12: Rights in Bankruptcy

(a) The Parties intend to take advantage of the protections of Section 365(n) (or any successor provision) of the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction to the maximum extent permitted by applicable law. All rights and licenses granted under or pursuant to this Agreement, but only to the extent they constitute licenses of a right to “intellectual property” as defined in Section 101 of the U.S. Bankruptcy Code or in any analogous provisions in any other country or jurisdiction (as the case may be) shall be deemed to be “intellectual property” for the purposes of Section 365(n) or any analogous provisions in any other country or jurisdiction (as the case may be). The Parties shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, including the right to obtain the intellectual property from another entity.

(b) During the Term, Licensor shall create and maintain current copies to the extent practicable of all such intellectual property. In the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction, the Party that is not subject to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) all such intellectual property (including all embodiments of such intellectual property), which, if not already in the non-subject Party’s possession, shall be promptly delivered to it upon the non-subject Party’s written request (a) after commencement of a bankruptcy proceeding, unless the Party subject to such proceeding continues to perform all of its obligations under this Agreement, or (b) if not delivered pursuant to clause (a) above because the subject Party continues to perform, upon the rejection of this Agreement by or on behalf of the subject Party.

(c) All rights of the Parties under this Section 9.12 and under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction (as the case may be) are in addition to and not in substitution of any and all other rights, powers, and remedies that each Party may have under this Agreement and any other applicable laws. If a case under the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction (as the case may be) is commenced by or against Licensor, Licensee shall have the right to perform the obligations of Licensor hereunder with respect to such intellectual property, but neither such provision nor such performance by Licensee shall release Licensor from any such obligation or liability for failing to perform it.

(b) The Parties agree that they intend the foregoing Licensee rights to extend to the maximum extent permitted by law and any provisions of applicable contracts with Third Parties, including for purposes of the U.S. Bankruptcy Code or any analogous provisions in any other country or jurisdiction (as the case may be), (i) the right of access to any intellectual property (including all embodiments thereof) of Licensor or any Third Party with whom Licensor contracts to perform an obligation of Licensor under this Agreement, and, in the case of the Third Party, which is necessary for the Exploitation of a product within the scope of the licenses granted to Licensee under this Agreement and (ii) the right to contract directly with any Third Party described in (i) in this sentence to complete the contracted work.

Section 9.13: Counterparts.

This Agreement may be executed in several counterparts, including by e-mail and with electronic signatures, each of which will be deemed an original, and all of which taken together shall constitute one single agreement between the Parties with the same effect as if all the signatures were upon the same instrument. An electronic signature shall be as legally effective as an original signature.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement as of the Effective Date.

MANNKIND CORPORATION

By:	/s/ Michael Castagna
Name:	Michael Castagna
Title:	Chief Executive Officer

PULMATRIX, INC.

By:	/s/ Teofilo Raad
Name:	Teofilo Raad
Title:	Chief Executive Officer

Schedule 1

Pulmatrix Licensed Technology

Family ID	Patent Application Title	Country	Application Number	Grant Date	Patent No.
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	61/267747
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Patent Cooperation Treaty	PCT/US2010/028961
PUL115	MONOVALENT METAL CATION DRY POWDERS	United States of America	61/387883
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	61/387925
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	61/431242
PUL115	MONOVALENT METAL CATION DRY POWDERS	United States of America	61/481879
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	European Patent	10713283.9	15-Mar-2017	2410981
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	European Patent	10713283.9_OPP	15-Mar-2017	2410981
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Patent Cooperation Treaty	PCT/US2011/049435
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Australia	2010229668	08-Sep-2016	2010229668

PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Brazil	PI1011721-0	16-Nov-2021	PI1011721-0
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Canada	2754691	30-Jul-2019	2754691
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	China	201080023554.3	23-Mar-2018	ZL201080023554.3
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Russian Federation	2011137960	16-Feb-2016	2577698
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	India	7373/DELNP/2011	08-Sep-2021	376685
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Israel	215276	01-Dec-2016	215276
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Japan	2012-502314	26-Dec-2014	5671001
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Korea, Republic of (KR)	10-2011-7024843	06-Jul-2016	10-1639098
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Mexico	MX/a/2011/009957	22-Mar-2018	354829
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	New Zealand	595281
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	13/259635
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	Patent Cooperation Treaty	PCT/US2011/053829
PUL121	PROCESSABLE DRY POWDERS	United States of America	61/605083
PUL121	PROCESSABLE DRY POWDERS	United States of America	61/607928
PUL121	PROCESSABLE DRY POWDERS	United States of America	61/645927

PUL121	PROCESSABLE DRY POWDERS	United States of America	61/648506
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Hong Kong	12106373.0	05-Jan-2018	1165709
PUL121	PROCESSABLE DRY POWDERS	United States of America	61/707071
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Australia	2011296343	23-Mar-2016	2011296343
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Canada	2809666	22-Sep-2020	2809666
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	China	201180052479.8	31-Jul-2018	ZL201180052479.8
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	European Patent	11751775.5	01-Apr-2020	2611438
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Israel	224916
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Japan	2013-527146	29-Jan-2016	5877201
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	New Zealand	607749
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	13/817963	23-Jun-2015	9061352
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	Australia	2011308865	20-Apr-2017	2011308865
PUL115	MONOVALENT METAL CATION DRY POWDERS	Brazil	BR112013007304-7	14-Dec-2021	BR112013007304-7
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	Canada	2812414	22-Sep-2020	2812414
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	China	201180057314.X	05-Apr-2017	ZL201180057314.X

PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	European Patent	11770941.0
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	Israel	225398	01-Apr-2018	225398
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	India	2755/DELNP/2013	24-Sep-2019	321221
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	Japan	2013-531826	29-Jan-2016	5877204
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	Korea, Republic of (KR)	10-2013-7010157	30-Oct-2018	101915241
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	Mexico	MX/a/2013/003478	22-Mar-2018	354828
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	New Zealand	608834
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	Russian Federation	2013118453	12-Jan-2018	2640921
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	United States of America	13/876312	09-May-2017	9642798
PUL121	INHALABLE DRY POWDERS	Patent Cooperation Treaty	PCT/US2013/028261
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	New Zealand	621065	03-Nov-2015	621065
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Hong Kong	13114302.9
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	Hong Kong	14100210.8
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	14/456445
PUL121	INHALABLE DRY POWDERS	United States of America	14/378453
PUL121	INHALABLE DRY POWDERS	European Patent	13709666.5
PUL121	PROCESSABLE DRY POWDERS	Japan	2014-560032
PUL121	INHALABLE DRY POWDERS	China	201380020063.7

PUL121	INHALABLE DRY POWDERS	Australia	2013225982	15-Mar-2018	2013225982
PUL121	INHALABLE DRY POWDERS	Canada	2865972	04-Jan-2022	2865972
PUL121	INHALABLE DRY POWDERS	Israel	234153
PUL121	INHALABLE DRY POWDERS	India	6933/DELNP/2014	04-Dec-2020	353032
PUL121	INHALABLE DRY POWDERS	New Zealand	629722	04-Jul-2017	629722
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	New Zealand	705080	01-Nov-2016	705080
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	New Zealand	703804	30-Aug-2016	703804
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Japan	2014-256325	08-Jul-2016	5964939
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	United States of America	14/666959
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	14/667857	01-Sep-2015	9119778
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	14/717243	12-Jan-2016	9233158
PUL121	INHALABLE DRY POWDERS	Hong Kong	15105912.7
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	14/804940	19-Jan-2016	9238005
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	14/960695
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	14/954128
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	China	201610054941.2	16-Aug-2019	ZL201610054941.2

PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	Japan	2016-011411	04-Aug-2017	6186458
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	15/095586
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Israel
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	15/095319
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	European Patent	17000124.2
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	15/245656
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	15/247040
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	United States of America	15/277062	13-Aug-2019	10376465
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	Australia	2016269398	17-Jan-2019	2016269398
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	15/401215
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	15/401303
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	China	201710140007.7	15-Jul-2022	ZL201710140007.7
PUL121	METHODS FOR PRODUCING RESPIRABLE DRY POWDERS	United States of America	15/495450	17-Mar-2020	10589039
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	15/601669
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	15/602724
PUL121	PROCESSABLE DRY POWDERS	Japan	2017-104816

PUL121	INHALABLE DRY POWDERS	China	201710695234.6	23-Apr-2021	ZL201710695234.6
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	Japan	2017-148309	31-Aug-2018	6392422
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	15/720690
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	15/720445
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	Israel	256360	01-Jul-2020	256360
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Hong Kong	17113613.1
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	Russian Federation	2017144619
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	China	201810147094.3	19-Nov-2021	ZL201810147094.3
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	15/897274
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	15/897345
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	Mexico	MX/a/2018/002638
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Belgium	10713283.9	15-Mar-2017	2410981
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Switzerland	10713283.9	15-Mar-2017	2410981
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Germany (Federal Republic of)	10713283.9	15-Mar-2017	602010040750.0
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Denmark	10713283.9	15-Mar-2017	2410981

PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Spain	10713283.9	15-Mar-2017	2410981
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United Kingdom	10713283.9	15-Mar-2017	2410981
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Ireland (Republic of)	10713283.9	15-Mar-2017	2410981
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Netherlands	10713283.9	15-Mar-2017	2410981
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Norway	10713283.9	15-Mar-2017	2410981
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Portugal	10713283.9	15-Mar-2017	2410981
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Sweden	10713283.9	15-Mar-2017	2410981
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	France	10713283.9	15-Mar-2017	2410981
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	16/039547
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	16/036226
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	Korea, Republic of (KR)	10-2018-7031481
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	16/202422
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	16/202457
PUL121	INHALABLE DRY POWDERS	China	201910141714.7

PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	16/389178
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	16/389065
PUL115	MONOVALENT METAL CATION DRY POWDERS	United States of America	16/456990
PUL121	PROCESSABLE DRY POWDERS	Japan	2019-128556
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	16/559096
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	16/562027
PUL115	A RESPIRABLE DRY POWDER	India	201918037611
PUL115	A RESPIRABLE DRY POWDER COMPRISING RESPIRABLE DRY PARTICLES	India	201918037610
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	Israel	271976
PUL121	INHALABLE DRY POWDERS	United States of America	16/752841	20-Oct-2020	10806871
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	16/781744
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	16/781704
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United Kingdom	11751775.5	01-Apr-2020	2611438
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	Germany (Federal Republic of)	11751775.5	01-Apr-2020	602011065994.4
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	France	11751775.5	01-Apr-2020	2611438
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	Canada	3086367

PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	16/908964
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	16/914999
PUL121	INHALABLE DRY POWDERS	United States of America	17/021709	01-Feb-2022	11235112
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	17/086515
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	17/097018
PUL155	DIHYDROERGOTAMINE DRY POWDER FORMULATIONS AND METHODS OF USE	United States of America	63/156111
PUL115	MONOVALENT METAL CATION DRY POWDER FOR INHALATION	United States of America	17/134827	16-Nov-2021	11173115
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	Canada
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	17/225362
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	17/221263
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	17/459027
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	17/402147
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	United States of America	17/494241
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	17/555556
PUL155	DIHYDROERGOTAMINE DRY POWDER FORMULATIONS AND METHODS OF USE	Patent Cooperation Treaty	PCT/US2022/018306

PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	17/570656
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	Israel	286573	03-Nov-2022	286573
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	European Patent	21207551.9
PUL121	INHALABLE DRY POWDERS	United States of America	17/550185
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	United States of America	17/674898
PUL121	US_PUL121CON5_INHALABLE DRY POWDERS	United States of America	17/724714
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	17/735514
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	Russian Federation	2022101759
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	17/747306
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	United States of America	17/848610
PUL156	METHODS FOR TREATING CANCER USING INHALED ANGIOGENESIS INHIBITOR	United States of America	63/399080
PUL121	INHALABLE DRY POWDERS	United States of America	17/895963
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	17/941202
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	17/950188
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	United States of America	18/050584
PUL121	INHALABLE DRY POWDERS	United States of America	18/153041

PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	18/160011
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	18/163922
PUL115	PUL-115EPDIV_MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	Hong Kong	42022065329.9
PUL121	INHALABLE DRY POWDERS	United States of America	18/335544
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	18/342136
PUL117	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	United States of America	18/194641
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	18/348265
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	United States of America	18/454289
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	United States of America	18/400030
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	United States of America	18/663609
PUL115	MONOVALENT METAL CATION DRY POWDERS FOR INHALATION	Mexico	MX/a/2023/008323
PUL121	INHALABLE DRY POWDERS	United States of America	18/502674
PUL121	INHALABLE DRY POWDERS	United States of America	18/611131
PUL156	METHODS FOR TREATING CANCER USING INHALED ANGIOGENESIS INHIBITOR	Patent Cooperation Treaty	PCT/US2023/072395
PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	18/515615

PUL109	DRY POWDER FORMULATIONS AND METHODS FOR TREATING PULMONARY DISEASES	United States of America	18/626633
PUL155	DIHYDROERGOTAMINE DRY POWDER FORMULATIONS AND METHODS OF USE	Australia	2022228443
PUL155	DIHYDROERGOTAMINE DRY POWDER FORMULATIONS AND METHODS OF USE	Brazil	BR112023017538-0
PUL155	DIHYDROERGOTAMINE DRY POWDER FORMULATIONS AND METHODS OF USE	Canada	3210442
PUL155	DIHYDROERGOTAMINE DRY POWDER FORMULATIONS AND METHODS OF USE	China	202280031563.X
PUL155	DIHYDROERGOTAMINE DRY POWDER FORMULATIONS AND METHODS OF USE	European Patent	22710901.4
PUL155	DIHYDROERGOTAMINE DRY POWDER FORMULATIONS AND METHODS OF USE	Israel	305506
PUL155	DIHYDROERGOTAMINE DRY POWDER FORMULATIONS AND METHODS OF USE	India	202317062881
PUL155	DIHYDROERGOTAMINE DRY POWDER FORMULATIONS AND METHODS OF USE	Japan	2023-553124
PUL155	DIHYDROERGOTAMINE DRY POWDER FORMULATIONS AND METHODS OF USE	Korea, Republic of (KR)	10-2023-7032645
PUL155	DIHYDROERGOTAMINE DRY POWDER FORMULATIONS AND METHODS OF USE	Mexico	MX/a/2023/010120
PUL155	DIHYDROERGOTAMINE DRY POWDER FORMULATIONS AND METHODS OF USE	New Zealand	803263
PUL155	DIHYDROERGOTAMINE DRY POWDER FORMULATIONS AND METHODS OF USE	Russian Federation	2023122682
PUL155	DIHYDROERGOTAMINE DRY POWDER FORMULATIONS AND METHODS OF USE	United States of America	18/548896
PUL114	RESPIRABLY DRY POWDER COMPRISING CALCIUM LACTATE, SODIUM CHLORIDE AND LEUCINE	United States of America	13/504284	8758824
PUL114	RESPIRABLY DRY POWDER COMPRISING CALCIUM LACTATE, SODIUM CHLORIDE AND LEUCINE	Hong Kong	12111251.7
PUL114	RESPIRABLY DRY POWDER COMPRISING CALCIUM LACTATE, SODIUM CHLORIDE AND LEUCINE	Switzerland	11757713.0	2448571

PUL114	RESPIRABLY DRY POWDER COMPRISING CALCIUM LACTATE, SODIUM CHLORIDE AND LEUCINE	Germany	11757713.0		602011002018.8
PUL114	RESPIRABLY DRY POWDER COMPRISING CALCIUM LACTATE, SODIUM CHLORIDE AND LEUCINE	France	11757713.0		2448571
PUL114	RESPIRABLY DRY POWDER COMPRISING CALCIUM LACTATE, SODIUM CHLORIDE AND LEUCINE	Sweden	11757713.0		2448571
PUL114	RESPIRABLY DRY POWDER COMPRISING CALCIUM LACTATE, SODIUM CHLORIDE AND LEUCINE	United Kingdom	11757713.0		2448571
PUL114	RESPIRABLY DRY POWDER COMPRISING CALCIUM LACTATE, SODIUM CHLORIDE AND LEUCINE	United States of America	14/284880		8992983
PUL114	RESPIRABLY DRY POWDER COMPRISING CALCIUM LACTATE, SODIUM CHLORIDE AND LEUCINE	United States of America	14/633432
PUL116	CATIONIC DRY POWDERS	United States of America	61/387855
PUL116	CATIONIC DRY POWDERS	Patent Cooperation Treaty	PCT/US2011/053833
PUL116	CATIONIC DRY POWDERS	Australia	2011314007	04-May-2017	2011314007
PUL116	CATIONIC DRY POWDERS	Canada	2812417	22-Oct-2019	2812417
PUL116	CATIONIC DRY POWDERS	European Patent	11767877.1	07-Nov-2018	2621488
PUL116	CATIONIC DRY POWDERS	Israel	225399	28-May-2020	225399
PUL116	CATIONIC DRY POWDERS	New Zealand	608838
PUL116	CATIONIC DRY POWDERS	United States of America	13/876315	06-Sep-2016	9433576
PUL116	CATIONIC DRY POWDERS	United States of America	15/220732	29-Aug-2017	9744130
PUL116	CATIONIC DRY POWDERS	United States of America	15/650255

PUL116	CATIONIC DRY POWDERS	United States of America	15/819749
PUL116	CATIONIC DRY POWDERS	United States of America	15/958101
PUL116	CATIONIC DRY POWDERS	United States of America	16/129278
PUL116	CATIONIC DRY POWDERS	Belgium	11767877.1	07-Nov-2018	2621488
PUL116	CATIONIC DRY POWDERS	Switzerland	11767877.1	07-Nov-2018	2621488
PUL116	CATIONIC DRY POWDERS	Germany	11767877.1	07-Nov-2018	602011053653.2
PUL116	CATIONIC DRY POWDERS	Denmark	11767877.1	07-Nov-2018
PUL116	CATIONIC DRY POWDERS	France	11767877.1	07-Nov-2018
PUL116	CATIONIC DRY POWDERS	United Kingdom	11767877.1	07-Nov-2018
PUL116	CATIONIC DRY POWDERS	Ireland	11767877.1	07-Nov-2018
PUL116	CATIONIC DRY POWDERS	Netherlands	11767877.1	07-Nov-2018
PUL116	CATIONIC DRY POWDERS	Norway	11767877.1	07-Nov-2018
PUL116	CATIONIC DRY POWDERS	Sweden	11767877.1	07-Nov-2018
PUL116	CATIONIC DRY POWDERS	Spain	11767877.1	07-Nov-2018
PUL116	CATIONIC DRY POWDERS	Portugal	11767877.1	07-Nov-2018
PUL116	CATIONIC DRY POWDERS	United States of America	16/272045
PUL116	CATIONIC DRY POWDERS	United States of America	16/455350
PUL116	CATIONIC DRY POWDERS	United States of America	16/675956

PUL116	CATIONIC DRY POWDERS	United States of America	16/837541
PUL116	CATIONIC DRY POWDERS	United States of America	17/003172
PUL116	CATIONIC DRY POWDERS	United States of America	17/140602
PUL116	CATIONIC DRY POWDERS	United States of America	17/349449
PUL116	CATIONIC DRY POWDERS	United States of America	17/513289
PUL116	CATIONIC DRY POWDERS	United States of America	17/693336
PUL116	CATIONIC DRY POWDERS	United States of America	17/866848
PUL116	CATIONIC DRY POWDERS	United States of America	18/061214
PUL116	CATIONIC DRY POWDERS	United States of America	18/303612
PUL116	CATIONIC DRY POWDERS	United States of America	18/464491
PUL116	CATIONIC DRY POWDERS	United States of America	18/413779

Schedule 2

MannKind Licensed Technology

MANNKIND REF.	ATTORNEY Ref.	Country	Serial #	File Date	Patent #	Issue Date	Status	Exp. Date
A DRY POWDER INHALER AND SYSTEM FOR DRUG DELIVERY
51300-00074-AR	51300-00074-AR	ARGENTINA	P-090102125	6/12/2009	AR072114B1	9/15/2016	ISSUED	6/12/2029
51300-00074-AR-1	51300-00074.1AR	ARGENTINA	20160100755	3/21/2016	AR104034B2	7/29/2021	ISSUED	6/12/2029
51300-00074-AR-2	51300-00074.2	ARGENTINA	20160100756	3/21/2016	AR104035B2	9/29/2023	ISSUED	6/12/2029
51300-00074-AU	51300-00074-AU	AUSTRALIA	2009257311	6/12/2009	2009257311	3/19/2015	ISSUED	6/12/2029
51300-00074-AU-1	51300-00074.1- AU	AUSTRALIA	2014200952	2/24/2014	2014200952	3/26/2015	ISSUED	6/12/2029
51300-00074-AU-2	51300-00074.2-AU	AUSTRALIA	2014200982	2/24/2014	2014200982	1/14/2016	ISSUED	6/12/2029
51300-00074-AU-3	51300-00074.3-AU	AUSTRALIA	2014200975	2/24/2014	2014200975	5/21/2015	ISSUED	6/12/2029
51300-00074-AU-4	51300-00074.4-AU	AUSTRALIA	2015200947	6/12/2009	2015200947	8/24/2017	ISSUED	6/12/2029
51300-00074-BR	51300-00074-BR	BRAZIL	PI0914998-8	6/12/2009	PI09149988	8/3/2021	ISSUED	6/12/2029
51300-00074-CA	51300-00074-CA	CANADA	2728230	6/12/2009	2728230	10/17/2017	ISSUED	6/12/2029
51300-00074-CA-1	51300.00325 CA DIV	CANADA	2982550	6/12/2009	2982550	8/25/2020	ISSUED	6/12/2029
51300-00074-CA-2	51300.00424 CA	CANADA	3086027	6/12/2009	3086027	5/17/2022	ISSUED	6/12/2029
51300-00074-CA-3	51300.00466	CANADA	3153292	6/12/2009			PENDING	6/12/2029

51300-00074-CN-1	51300.00074.1 CN	CHINA	200980000440.4	6/12/2009	CN101827626B	3/18/2015	ISSUED	6/12/2029
51300-00074-CN-3	51300-000175-CN	CHINA	201410612764.6	6/12/2009	104491962	10/23/2018	ISSUED	6/12/2029
51300-00074-CN-4	51300.00074.3 CN	CHINA	201510084945.0	6/12/2009	104689432	7/6/2018	ISSUED	6/12/2029
51300-00074-EP-1	51300-00074-EPDIV1	EUROPE	12170549.5 (EP 2570147)	6/1/2012	2570147	10/18/2017	VALIDATED	6/12/2029
51300-00074-BE-1	51300-00074-BE-1	BELGIUM	12170549.5	6/1/2012	2570147	10/18/2017	ISSUED	6/12/2029
51300-00074-DE-1	51300-00074-DE-1	GERMANY	12170549.5	6/1/2012	2570147	10/18/2017	ISSUED	6/12/2029
51300-00074-DK-1	51300-00074-DK-1	DENMARK	12170549.5	6/1/2012	2570147	10/18/2017	ISSUED	6/12/2029
51300-00074-ES-1	51300-00074-ES-1	SPAIN	12170549.5	6/1/2012	2570147	10/18/2017	ISSUED	6/12/2029
51300-00074-FR-1	51300-00074-FR-1	FRANCE	12170549.5	6/1/2012	2570147	10/18/2017	ISSUED	6/12/2029
51300-00074-GB-1	51300-00074-GB-1	UNITED KINGDOM	12170549.5	6/1/2012	2570147	10/18/2017	ISSUED	6/12/2029
51300-00074-IE-1	51300-00074-IE-1	IRELAND	12170549.5	6/1/2012	2570147	10/18/2017	ISSUED	6/12/2029
51300-00074-IT-1	51300-00074-IT-1	ITALY	12170549.5	6/1/2012	2570147	10/18/2017	ISSUED	6/12/2029
51300-00074-LI-1	51300-00074-LI-1	LIECHTENSTEIN	12170549.5	6/1/2012	2570147	10/18/2017	ISSUED	6/12/2029
51300-00074-LU-1	51300-00074-LU-1	LUXEMBOURG	12170549.5	6/1/2012	2570147	10/18/2017	ISSUED	6/12/2029
51300-00074-NL-1	51300-00074-NL-1	NETHERLANDS	12170549.5	6/1/2012	2570147	10/18/2017	ISSUED	6/12/2029
51300-00074-CH-1	51300-00074-CH-1	SWITZERLAND	12170549.5	6/1/2012	2570147	10/18/2017	ISSUED	6/12/2029
51300-00074-SE-1	51300-00074-SE-1	SWEDEN	12170549.5	6/1/2012	2570147	10/18/2017	ISSUED	6/12/2029
51300-00074-EP-2	51300-00074-EPDIV2	EUROPE	EP12170583.4	6/1/2012	2567723	1/20/2021	VALIDATED	6/12/2029
51300-00074-DE-2	51300-00074-DE-2	GERMANY	EP12170583.4	6/1/2012	2567723	1/20/2021	ISSUED	6/12/2029

51300-00074-FR-2	51300-00074-FR-2	FRANCE	EP12170583.4	6/1/2012	2567723	1/20/2021	ISSUED	6/12/2029
51300-00074-GB-2	51300-00074-GB-2	UNITED KINGDOM	EP12170583.4	6/1/2012	2567723	1/20/2021	ISSUED	6/12/2029
51300-00074-EP-3	1951300.00323EPDIV	EUROPE	17191023.5	9/14/2017	3281663	8/17/2022	ISSUED	6/12/2029
51300-00074-DE-3	1951300.00323DEDIV	GERMANY	17191023.5	9/14/2017	3281663	8/17/2022	ISSUED	6/12/2029
51300-00074-FR-3	1951300.00323FRDIV	FRANCE	17191023.5	9/14/2017	3281663	8/17/2022	ISSUED	6/12/2029
51300-00074-ES-3	1951300.00323ESDIV	SPAIN	17191023.5	9/14/2017	3281663	8/17/2022	ISSUED	6/12/2029
51300-00074-IT-3	1951300.00323ITDIV	ITALY	17191023.5	9/14/2017	3281663	8/17/2022	ISSUED	6/12/2029
51300-00074-CH-3	1951300.00323CHDIV	SWITZERLAND	17191023.5	9/14/2017	3281663	8/17/2022	ISSUED	6/12/2029
51300-00074-NL-3	1951300.00323NLDIV	NETHERLANDS	17191023.5	9/14/2017	3281663	8/17/2022	ISSUED	6/12/2029
51300-00074-GB-3	1951300.00323GBDIV	UNITED KINGDOM	17191023.5	9/14/2017	3281663	8/17/2022	ISSUED	6/12/2029
51300-00074-HK-3-EP2	51300-00074.2HK	HONG KONG	13110557.9	6/12/2009	HK1183251	5/7/2021	ISSUED	6/12/2029
51300-00074-HK-CN1	51300-00074-1-HK	Hong Kong	11101802.3	2/24/2011	HK1147706	1/13/2017	ISSUED	6/12/2029
51300-00074-HK-4-CN3	51300-00175-HK	HONG KONG	15109097.6	10/27/2015	HK1209665	7/12/2019	ISSUED	6/12/2029
51300-00074-HK-4-CN4	51300-00074.3HK	HONG KONG	15110536.3	9/17/2015	HK1208389	10/4/2019	ISSUED	6/12/2029
51300-00074-HK-6-EP3	51300.00370 HK	HONG KONG	18108979.8	6/12/2009	HK1249463	12/30/2022	ISSUED	6/12/2029
51300-00074-ID	51300-00074-ID	INDONESIA	W00201100149	6/12/2009	ID P 0034130	7/12/2013	ISSUED	6/12/2029
51300-00074-IL	51300-00074-IL	ISRAEL	209956	6/12/2009	209956	12/31/2014	ISSUED	6/12/2029
51300-00074-IL-1	51300-00074.1-IL	ISRAEL	227046	6/12/2009	227046	11/1/2016	ISSUED	6/12/2029
51300-00074-IL-2	51300-000152IL	ISRAEL	234322	6/12/2009	234322	8/30/2017	ISSUED	6/12/2029
51300-00074-IL-3	5130000074.2IL	ISRAEL	246442	6/12/2009	246442	6/30/2018	ISSUED	6/12/2029

51300-00074-IL-6	51300.00495-IL	ISRAEL	303019	5/18/2023			PENDING	6/12/2029
51300-00074-IN	51300-00074-IN	INDIA	252/DELNP/2011	6/12/2009	280564	2/22/2017	ISSUED	6/12/2029
51300-00074-IN-1	51300-00074.1-IN	INDIA	201618038349	6/12/2009	422785	2/22/2023	ISSUED	6/12/2029
51300-00074-JP-1	51300-00074.1-JP	JAPAN	2013-241130	11/28/2013	5839732	11/20/2015	ISSUED	6/12/2029
51300-00074-JP-2	51300-00074.2-JP	JAPAN	2015-038046	2/27/2015			PENDING	6/12/2029
51300-00074-KR	51300-00074-KR	SOUTH KOREA	10-2011-7000330	6/12/2009	1558026	9/30/2015	ISSUED	6/12/2029
51300-00074-KR-1	51300-00153-KR.2	SOUTH KOREA	10-2014-7026936	9/25/2014	1548092	8/21/2015	ISSUED	6/12/2029
51300-00074-KR-2	51300-00154-KR.3	SOUTH KOREA	10-2014-7026937	9/25/2014	1591621	1/28/2016	ISSUED	6/12/2029
51300-00074-KR-3	51300-00153KR.1	SOUTH KOREA	10-2015-7007318	3/23/2015	1655053	8/31/2016	ISSUED	6/12/2029
51300-00074-KR-4	51300.00074.1KR	SOUTH KOREA	10-2015-0077234	6/1/2015	1618515	4/28/2016	ISSUED	6/12/2029
51300-00074-KR-5	51300-00154.1KR	SOUTH KOREA	10-2015-0077266	6/1/2015	1655032	8/31/2016	ISSUED	6/12/2029
51300-00074-MX	51300-00074-MX	MEXICO	MX/a/2010/013590	6/12/2009	333045	9/8/2015	ISSUED	6/12/2029
51300-00074-MX-1	51300-00074-MX-DIV	MEXICO	MX/a/2015/011834	9/7/2015	395141	8/29/2022	ISSUED	6/12/2029
51300-00074-MY	51300-00074-MY	MALAYSIA	2010005946	6/12/2009	MY 1555524-A	10/30/2015	ISSUED	6/12/2029
51300-00074-MY-1	51300-00074.1 MY	MALAYSIA	PI2014002366	8/14/2014	MY 172371-A	11/21/2019	ISSUED	6/12/2029
51300-00074-MY-2	51300-00074.2 MY	MALAYSIA	PI2014002367	8/14/2014	MY-176697-A	08/19/2020	ISSUED	6/12/2029
51300-00074-RU	51300-00074-RU	RUSSIA	2011100779	6/12/2009	2468832	12/10/2012	ISSUED	6/12/2029
51300-00074-RU-1	51300-00074-RU1	RUSSIA	2012136220	6/12/2009	2608439	1/18/2017	ISSUED	6/12/2029
51300-00074-RU-2	51300-00074DIV2	RUSSIA	2016147947	12/7/2016	2731107	8/28/2020	ISSUED	6/12/2029

51300-00074-SG	51300-00074-SG	SINGAPORE	2010092534.0	6/12/2009	167365	9/4/2015	ISSUED	6/12/2029
51300-00074-SG-1	51300-00074-SG DIV1	SINGAPORE	10201507036T	6/12/2009	10201507036T	6/17/2021	ISSUED	6/12/2029
51300-00074-SG-2	51300-00074-SG DIV2	SINGAPORE	10201507038V	6/12/2009	10201507038V	6/17/2021	ISSUED	6/12/2029
51300-00074-TW	51300-00074-TW	TAIWAN	98119686	6/12/2009	I592178	7/21/2017	ISSUED	6/12/2029
51300-00074-TW-1	51300-00074.1TW	TAIWAN	104124899	6/12/2009	I611818	1/21/2018	ISSUED	6/12/2029
51300-00074-US-8	51300.00458 US	UNITED STATES	17/512,529	10/27/2021			PENDING
51300-00074-WO	51300-00074-WO	WIPO	PCT/US2009/047281	6/12/2009	WO 09/152477	12/17/2009	NAT PHASE	____

A DRY POWDER INHALER AND SYSTEM FOR DRUG DELIVERY
51300-00103-US	51300.00103-US	UNITED STATES	12/484,125	6/12/2009	8,499,757	8/6/2013	ISSUED	2/19/2032
51300-00103-US-5	51300.00459	UNITED STATES	TBA				PENDING

A DRY POWDER INHALER AND SYSTEM FOR DRUG DELIVERY
51300-00106-US	51300.00106-US	UNITED STATES	12/484,129	6/12/2009	8,636,001	1/28/2014	ISSUED	7/12/2032
51300-00106-US-4	51300-00106.3-US	UNITED STATES	14/092,810	11/27/2013	9,511,198	12/6/2016	ISSUED	2/16/2030

DRY POWDER DELIVERY SYSTEM AND METHODS
51300-00124-AU	51300.00124AU	AUSTRALIA	2011271097	6/21/2011	2011271097.0	3/12/2015	ISSUED	6/21/2031
51300.00124-AU-1	51300.00124.1AU	AUSTRALIA	2015200705	6/21/2011	2015200705	9/29/2016	ISSUED	6/21/2031
51300-00124-AU-2	51300.00124.2AU	AUSTRALIA	2016222336	8/30/2016	2016222336	1/3/2019	ISSUED	6/21/2031
51300-00124-CA	51300.00124CA	CANADA	2801936	6/21/2011	2801936	6/1/2021	ISSUED	6/21/2031
51300-00124-IL	51300.00124IL	ISRAEL	223742	6/21/2011	223742	10/1/2016	ISSUED	6/21/2031

51300-00124-IN	51300.00124IN	INDIA	10855/DELNP/2012	6/21/2011	313526	5/31/2019	ISSUED	6/21/2031
51300-00124-JP	51300.00124JP	JAPAN	2013516701	6/21/2011	6385673	8/17/2018	ISSUED	6/21/2031
51300-00124-MX	51300.00124MX	MEXICO	MX/a/2012/015093	6/21/2011	359281	9/21/2018	ISSUED	6/21/2031
51300-00124-RU	51300.00124RU	RUSSIA	2013102529	6/21/2011	2531455	10/20/2014	ISSUED	6/21/2031
51300-00124-RU-1	51300.00124-1 RU	RUSSIA	2014133362	6/21/2011	2571331	12/20/2015	ISSUED	6/21/2031
51300-00124-US-3	51300.00249-2 (124)	UNITED STATES	15/144,651	5/2/2016	9,662,461	5/30/2017	ISSUED	6/12/2029
51300-00124-WO	51300.00124WO	WIPO	PCT/US2011/041303	6/21/2011	WO 11/163272	12/29/2011	NAT PHASE	____

DRY POWDER INHALER
51300-00136-AR	51300.00136AR	ARGENTINA	83811	4/20/2012	83811	4/20/2012	ISSUED	4/20/2027
51300-00136-BR	51300.00136BR	BRAZIL	BR3020120019982	4/20/2012	BR3020120019982	2/13/2013	ISSUED	4/20/2037
51300-00136-EM	51300.00136EM	EUROPE (CTM)	002030130-0001	4/20/2012	002030130-0001	7/4/2012	ISSUED	4/20/2037
51300-00136-GB	51300.00136GB	UNITED KINGDOM	9002030130-0001	4/20/2012	9002030130-0001	7/4/2012	ISSUED	4/20/2037
51300-00136-IN	51300.00136IN	INDIA	244714	4/20/2012	244714	8/23/2012	ISSUED	10/20/2026
51300-00136-JP	51300.00136JP	JAPAN	2012-009290	4/20/2012	1450065	8/3/2012	ISSUED	8/3/2032
51300-00136-KR	51300.00136KR	SOUTH KOREA	30-2012-0018808	4/20/2012	30-0709561	9/13/2013	ISSUED	9/13/2028
51300-00136-MX	51300.00136MX	MEXICO	MX/f/2012/001228	4/20/2012	38664	5/10/2013	ISSUED	4/20/2027
51300-00136-RU	51300.00136RU	RUSSIA	2012501242	4/20/2012	84747	3/16/2013	ISSUED	4/20/2037
51300-00136-TW	51300.00136TW	TAIWAN	101302196	4/20/2012	D152925	4/11/2013	ISSUED	4/20/2024
51300-00136-TW-1	51300.00136.1TW	TAIWAN	102300650	1/24/2013	D160905	6/1/2014	ISSUED	4/20/2024
51300-00136-US	51300.00136.US	UNITED STATES	29/404,464	10/20/2011	D674,893	1/22/2013	ISSUED	1/22/2027